UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 6, 2004


                             SHORE BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


         Maryland                           0-22345               52-1974638
         --------                           -------               ----------
(State or other jurisdiction of      (Commission file number)   (IRS Employer
incorporation or organization)                               Identification No.)


                  18 East Dover Street, Easton, Maryland 21601
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (410) 822-1400
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12.  Results of Operation and Financial Condition.

          On August 6, 2004, Shore Bancshares, Inc. (the "Company") issued a press release describing the Company's unaudited financial results for the three and six months ended June 30, 2004, a copy of which is furnished herewith as
Exhibit 99.1.

         The press release furnished herewith may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements present management's expectations, beliefs, plans and objectives regarding future financial performance, and assumptions or judgments concerning such performance. These forward-looking statements involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking statements. These factors are discussed in detail under "Risk Factors" in Part I, Item 1 of the Company's Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A, for the year ended December 31, 2003.

          The information contained in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           SHORE BANCSHARES, INC.


Dated:  August 9, 2004                     By: /s/ W. Moorhead Vermilye
                                               ----------------------------
                                               W. Moorhead Vermilye
                                               President and CEO

                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------

Exhibit 99.1  Press Release dated August 6, 2004.